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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      March 17, 1994


                 FIGGIE INTERNATIONAL INC.
              (Exact name of registrant specified in its charter)


     Delaware                    1-8591                  52-1297376
   (State or other      (Commission File             (I.R.S. Employer
   jurisdiction of            Number)                 Identification No.)
     incorporation)


     4420 Sherwin Road, Willoughby, Ohio                      44094
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:     (216) 953-2700


                        (not applicable)
         (Former name or former address, if changed since last report)

                               Page 1 of 9 pages
                              Exhibit Index is on page 4


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Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

                  (1) Press release, dated March 17, 1994, regarding Figgie International Inc.'s 1993 after-tax loss.

































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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIGGIE INTERNATIONAL INC.
                                          (Registrant)


                                          By /s/ L.A. Harthun
                                                    L.A. Harthun
                                                    Senior Vice President


Dated:  March 31, 1994





















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                               Exhibit Index

Exhibit                                         Page

99.1  Press release, dated March 17, 1994       5